UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

LUMENT FINANCE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue, 20th Floor

New York, New York 10169

(Address of principal executive offices)

(212) 317-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	LFT	New York Stock Exchange
7.875% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	LFTPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (the “Annual Meeting”) of Lument Finance Trust, Inc. (the “Company” or “LFT”) was held on June 14, 2023. At the Annual Meeting, LFT stockholders voted to (i) re-elect James C. Hunt, Neil A. Cummins, James P. Flynn, William A. Houlihan, Walter C. Keenan and Marie D. Reynolds to the Board of Directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected, (ii) approve, on an advisory basis, the compensation of the named executive officers of LFT as described in the proxy statement for the Annual Meeting and (iii) ratify the appointment of KPMG, LLP as LFT’s independent registered public accounting firm for the fiscal year ending December 31, 2023.  The voting results with respect to each of these matters is set forth below:

1.	The voting results for each of the nominees for director were as follows:

Nominee	Shares For	Shares Withheld	Broker Non-Votes
James C. Hunt	32,552,177	1,294,388	8,184,817
Neil A. Cummins	31,851,149	1,995,416	8,184,817
James P. Flynn	32,566,461	1,280,104	8,184,817
William A. Houlihan	31,969,655	1,876,910	8,184,817
Walter C. Keenan	31,992,255	1,854,310	8,184,817
Marie D. Reynolds	32,441,626	1,404,939	8,184,817

2.	The voting results of the proposal to approve, on an advisory basis, the compensation of the named executive officers of LFT, as described in the proxy statement for the Annual Meeting, were as follows:

Shares For	Shares Against	Abstentions	Broker Non-Votes
31,455,400	1,618,851	771,314	8,184,817

3.	The voting results of the proposal to ratify the appointment of KPMG, LLP as LFT’s independent registered public accounting firm for the fiscal year ending December 31, 2023 were as follows:

Shares For	Shares Against	Abstentions	Broker Non-Votes
41,576,320	335,177	119,945	N/A

Item 7.01	Regulation FD Disclosure.

On June 14, 2023, LFT issued a press release announcing the declaration of a cash dividend of $0.06 per share of common stock, as further described in the dividend press release. LFT also announced a cash dividend of $0.4921875 per share of 7.875% Cumulative Redeemable Series A Preferred Stock, as further described in the dividend press release. A copy of the dividend press release is furnished herewith as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing

Item 9.01	Exhibits.

(d)       Exhibits.

99.1	Press Release of Lument Finance Trust, Inc., dated June 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENT Finance Trust, Inc.

Date: June 14, 2023	By:	/s/ James A. Briggs
James A. Briggs
Chief Financial Officer